Exhibit 99.3

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended September 28, 2018

(UNAUDITED)

		Adjustments
		Acquisition	Restructuring
		Related	and Other	Tax	Adjusted
	U.S. GAAP	Charges (1)	Charges, Net (1)	Items (2)	(Non-GAAP) (3)
	($ in millions, except per share data)
Operating Income:
Transportation Solutions	$341	$3	$20	$—	$364
Industrial Solutions	146	2	4	—	152
Communications Solutions	83	—	(2)	—	81
Total	$570	$5	$22	$—	$597

Operating Margin	16.2%				17.0%

Other Expense, Net	$(1)	$—	$—	$—	$(1)

Income Tax (Expense) Benefit	$1,128	$(1)	$(4)	$(1,222)	$(99)

Effective Tax Rate	(206.6)%				17.3%

Income from Continuing Operations	$1,674	$4	$18	$(1,222)	$474

Diluted Earnings per Share from Continuing Operations	$4.78	$0.01	$0.05	$(3.49)	$1.35

(1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

(2) Includes a $1,222 million net income tax benefit associated with the tax impacts of certain intercompany transactions including an increase to the valuation allowance.

(3) See description of non-GAAP financial measures.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended June 29, 2018

(UNAUDITED)

		Adjustments
		Acquisition	Restructuring
		Related	and Other	Adjusted
	U.S. GAAP	Charges (1)	Charges, Net (1)	(Non-GAAP) (2)
	($ in millions, except per share data)
Operating Income:
Transportation Solutions	$393	$2	$11	$406
Industrial Solutions	92	3	47	142
Communications Solutions	69	—	6	75
Total	$554	$5	$64	$623

Operating Margin	15.5%			17.4%

Other Expense, Net	$(1)	$—	$—	$(1)

Income Tax Expense	$(77)	$(2)	$(20)	$(99)

Effective Tax Rate	14.5%			16.5%

Income from Continuing Operations	$453	$3	$44	$500

Diluted Earnings per Share from Continuing Operations	$1.29	$0.01	$0.13	$1.42

(1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

(2) See description of non-GAAP financial measures.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended March 30, 2018

(UNAUDITED)

		Adjustments
			Restructuring
		Acquisition	and Other
		Related	Charges	Adjusted
	U.S. GAAP	Charges (1)	(Credits), Net (1)	(Non-GAAP) (2)
	($ in millions, except per share data)
Operating Income:
Transportation Solutions	$427	$2	$(2)	$427
Industrial Solutions	125	3	7	135
Communications Solutions	69	—	1	70
Total	$621	$5	$6	$632

Operating Margin	17.4%			17.7%

Other Income, Net	$1	$—	$—	$1

Income Tax Expense	$(108)	$—	$1	$(107)

Effective Tax Rate	18.1%			17.6%

Income from Continuing Operations	$490	$5	$7	$502

Diluted Earnings per Share from Continuing Operations	$1.38	$0.01	$0.02	$1.42

(1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

(2) See description of non-GAAP financial measures.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended December 29, 2017

(UNAUDITED)

		Adjustments
		Acquisition	Restructuring
		Related	and Other	Tax	Adjusted
	U.S. GAAP	Charges (1)	Charges, Net (1)	Items (2)	(Non-GAAP) (3)
	($ in millions, except per share data)
Operating Income:
Transportation Solutions	$417	$5	$4	$—	$426
Industrial Solutions	102	2	22	—	126
Communications Solutions	67	—	8	—	75
Total	$586	$7	$34	$—	$627

Operating Margin	17.6%				18.8%

Other Income, Net	$2	$—	$—	$(1)	$1

Income Tax Expense	$(599)	$(2)	$(8)	$506	$(103)

Effective Tax Rate	105.8%				17.0%

Income (Loss) from Continuing Operations	$(33)	$5	$26	$505	$503

Diluted Earnings (Loss) per Share from Continuing Operations (4)	$(0.09)	$0.01	$0.07	$1.42	$1.42

(1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

(2) Includes $567 million of income tax expense related to the tax impacts of the Tax Cuts and Jobs Act and a $61 million income tax benefit related to certain legal entity restructurings.

(3) See description of non-GAAP financial measures.

(4) U.S. GAAP diluted shares excludes 3 million of nonvested restricted share awards and nonvested options as the inclusion of these securities would have been antidilutive because of our loss during the period. Such amounts are included in adjusted (non-GAAP) diluted shares.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended September 29, 2017

(UNAUDITED)

		Adjustments
			Restructuring
		Acquisition	and Other
		Related	Charges	Adjusted
	U.S. GAAP	Charges (1)	(Credits), Net (1)	(Non-GAAP) (2)
	($ in millions, except per share data)
Operating Income:
Transportation Solutions	$318	$1	$7	$326
Industrial Solutions	109	—	19	128
Communications Solutions	64	—	(4)	60
Total	$491	$1	$22	$514

Operating Margin	15.2%			15.9%

Other Expense, Net	$(11)	$—	$—	$(11)

Income Tax Expense	$(62)	$(1)	$(7)	$(70)

Effective Tax Rate	13.7%			14.8%

Income from Continuing Operations	$389	$—	$15	$404

Diluted Earnings per Share from Continuing Operations	$1.09	$—	$0.04	$1.13

(1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

(2) See description of non-GAAP financial measures.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended June 30, 2017

(UNAUDITED)

		Adjustments
		Acquisition	Restructuring
	U.S. GAAP	Related Charges (1)	and Other Charges,Net (1)	Tax Items (2)	Adjusted (Non-GAAP) (3)
	($ in millions, except per share data)
Operating Income:
Transportation Solutions	$330	$1	$4	$—	$335
Industrial Solutions	100	3	14	—	117
Communications Solutions	56	—	2	—	58
Total	$486	$4	$20	$—	$510

Operating Margin	15.7%				16.5%

Other Expense, Net	$(13)	$—	$—	$7	$(6)

Income Tax Expense	$(55)	$(1)	$(3)	$(14)	$(73)

Effective Tax Rate	12.4%				15.3%

Income from Continuing Operations	$390	$3	$17	$(7)	$403

Diluted Earnings per Share from Continuing Operations	$1.09	$0.01	$0.05	$(0.02)	$1.13

(1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

(2) Income tax benefits associated with pre-separation tax matters and the related impact to other expense pursuant to the tax sharing agreement with Tyco International and Covidien.

(3) See description of non-GAAP financial measures.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended March 31, 2017

(UNAUDITED)

		Adjustments
		Acquisition	Restructuring
		Related	and Other	Tax	Adjusted
	U.S. GAAP	Charges (1)	Charges, Net (1)	Items (2)	(Non-GAAP) (3)
	($ in millions, except per share data)
Operating Income:
Transportation Solutions	$301	$—	$34	$—	$335
Industrial Solutions	86	3	20	—	109
Communications Solutions	48	—	5	—	53
Total	$435	$3	$59	$—	$497

Operating Margin	14.5%				16.5%

Other Expense, Net	$(10)	$—	$—	$—	$(10)

Income Tax Expense	$(22)	$—	$(17)	$(22)	$(61)

Effective Tax Rate	5.6%				13.3%

Income from Continuing Operations	$374	$3	$42	$(22)	$397

Diluted Earnings per Share from Continuing Operations	$1.04	$0.01	$0.12	$(0.06)	$1.11

(1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

(2) Income tax benefits associated with the tax impacts of certain intercompany transactions.

(3) See description of non-GAAP financial measures.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended December 30, 2016

(UNAUDITED)

		Adjustments
		Acquisition	Restructuring
		Related	and Other	Tax	Adjusted
	U.S. GAAP	Charges (1)	Charges, Net (1)	Items (2)	(Non-GAAP) (3)
	($ in millions, except per share data)
Operating Income:
Transportation Solutions	$345	$1	$24	$—	$370
Industrial Solutions	69	2	21	—	92
Communications Solutions	50	—	1	—	51
Total	$464	$3	$46	$—	$513

Operating Margin	16.3%				18.0%

Other Expense, Net	$(8)	$—	$—	$—	$(8)

Income Tax Expense	$(41)	$(1)	$(13)	$(30)	$(85)

Effective Tax Rate	9.6%				17.8%

Income from Continuing Operations	$387	$2	$33	$(30)	$392

Diluted Earnings per Share from Continuing Operations	$1.08	$0.01	$0.09	$(0.08)	$1.09

(1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

(2) Income tax benefits associated with the tax impacts of certain intercompany restructurings and the corresponding reduction in the valuation allowance for U.S. tax loss carryforwards.

(3) See description of non-GAAP financial measures.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Year Ended September 28, 2018

(UNAUDITED)

		Adjustments
		Acquisition	Restructuring
		Related	and Other	Tax	Adjusted
	U.S. GAAP	Charges (1)	Charges, Net (1)	Items (2)	(Non-GAAP) (3)
	($ in millions, except per share data)
Operating Income:
Transportation Solutions	$1,578	$12	$33	$—	$1,623
Industrial Solutions	465	10	80	—	555
Communications Solutions	288	—	13	—	301
Total	$2,331	$22	$126	$—	$2,479

Operating Margin	16.7%				17.7%

Other Income, Net	$1	$—	$—	$(1)	$—

Income Tax (Expense) Benefit	$344	$(5)	$(31)	$(716)	$(408)

Effective Tax Rate	(15.4)%				17.1%

Income from Continuing Operations	$2,584	$17	$95	$(717)	$1,979

Diluted Earnings per Share from Continuing Operations	$7.32	$0.05	$0.27	$(2.03)	$5.61

(1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

(2) Includes a $1,283 million net income tax benefit associated with the tax impacts of certain intercompany transactions and legal entity restructurings including an increase to the valuation allowance. Also includes $567 million of income tax expense related to the tax impacts of the Tax Cuts and Jobs Act.

(3) See description of non-GAAP financial measures.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Year Ended September 29, 2017

(UNAUDITED)

		Adjustments
		Acquisition	Restructuring
		Related	and Other	Tax	Adjusted
	U.S. GAAP	Charges (1)	Charges, Net (1)	Items (2)	(Non-GAAP) (3)
	($ in millions, except per share data)
Operating Income:
Transportation Solutions	$1,294	$3	$69	$—	$1,366
Industrial Solutions	364	8	74	—	446
Communications Solutions	218	—	4	—	222
Total	$1,876	$11	$147	$—	$2,034

Operating Margin	15.4%				16.7%

Other Expense, Net	$(42)	$—	$—	$7	$(35)

Income Tax Expense	$(180)	$(3)	$(40)	$(66)	$(289)

Effective Tax Rate	10.5%				15.3%

Income from Continuing Operations	$1,540	$8	$107	$(59)	$1,596

Diluted Earnings per Share from Continuing Operations	$4.30	$0.02	$0.30	$(0.16)	$4.46

(1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

(2) Includes income tax benefits associated with the tax impacts of certain intercompany transactions and the corresponding reduction in the valuation allowance for U.S. tax loss carryforwards. Also includes income tax benefits associated with pre-separation tax matters and the related impact to other expense pursuant to the tax sharing agreement with Tyco International and Covidien.

(3) See description of non-GAAP financial measures.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Year Ended September 30, 2016 (1)

(UNAUDITED)

		Adjustments
			Restructuring
		Acquisition	and Other
		Related	Charges	Tax	Adjusted
	U.S. GAAP	Charges (2)(3)	(Credits), Net (3)	Items (4)	(Non-GAAP) (5)
	($ in millions, except per share data)
Operating Income:
Transportation Solutions	$1,209	$9	$47	$—	$1,265
Industrial Solutions	353	23	31	—	407
Communications Solutions	246	—	(80)	—	166
Total	$1,808	$32	$(2)	$—	$1,838

Operating Margin	15.9%				16.2%

Other Expense, Net	$(677)	$—	$—	$650	$(27)

Income Tax (Expense) Benefit	$826	$(7)	$(1)	$(1,111)	$(293)

Effective Tax Rate	(80.9)%				17.2%

Income from Continuing Operations	$1,847	$25	$(3)	$(461)	$1,408

Diluted Earnings per Share from Continuing Operations	$5.01	$0.07	$(0.01)	$(1.25)	$3.82

(1) Fiscal 2016 was a 53-week year.  The additional week contributed sales of $227 million and adjusted EPS of $0.12.

(2) Includes $22 million of acquisition and integration costs and $10 million of non-cash amortization associated with fair value adjustments related to acquired inventories and customer order backlog recorded in cost of sales.

(3) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

(4) Includes $1,135 million of income tax benefits associated with the settlement of tax matters for the years 1997 through 2000 which resolved all aspects of the disputed debt matter with the IRS through the year 2007, as well as the related impact of $604 million to other expense pursuant to the tax sharing agreement with Tyco International and Covidien. Also includes income tax charges related to a $91 million increase in the valuation allowance for certain U.S. deferred tax assets; and an $83 million net income tax benefit related to tax settlements in certain other tax jurisdictions, as well as the related impact of $46 million to other expense pursuant to the tax sharing agreement with Tyco International and Covidien.

(5) See description of non-GAAP financial measures.